                                                                   EXHIBIT 10.10

                          SENIOR MANAGEMENT AGREEMENT
                          ---------------------------


          This SENIOR MANAGEMENT AGREEMENT (this "Agreement") is made as of May
                                                  ---------
21, 1999, between ZEFER Corp., a Delaware corporation (the "Company"), and
                                                            -------
Frank Torbey ("Executive").
               ---------

          The Company and Executive desire to enter into an agreement pursuant to which Executive will purchase, and the Company will sell, up to 110,000 shares of the Company's Common Stock, par value $.01 per share (the "Common
                                                                     ------
Stock"). All shares of Common Stock acquired by Executive are referred to
-----
herein as "Executive Stock."  In addition, the Company desires to employ the
           ---------------
Executive and the Executive desires to be employed by the Company. Certain definitions are set forth in Section 10 of this Agreement.

          The execution and delivery of this Agreement by the Company and Executive was contemplated as a condition to the purchase of shares of Common Stock and shares of the Class A Preferred by GTCR Fund VI, L.P., a Delaware limited partnership ("GTCR"), GTCR VI Executive Fund, L.P., a Delaware limited
                      ----
partnership ("Executive Fund") and GTCR Associates VI, a Delaware general
              --------------
partnership ("Associates Fund") (each an "Investor" and collectively, the
              ---------------             --------
"Investors") pursuant to a purchase agreement between the Company and the
----------
Investors dated as of March 23, 1999 (the "Purchase Agreement"). Certain
                                           ------------------
provisions of this Agreement are intended for the benefit of, and will be enforceable by, the Investors.

          In consideration of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties agree as follows:

                    PROVISIONS RELATING TO EXECUTIVE STOCK

          1.   Purchase and Sale of Executive Stock.
               ------------------------------------

          (a) Upon execution of this Agreement, Executive will purchase, and the Company will sell, 110,000 shares of Common Stock at a price of $.50 per share. The Company will deliver to Executive the certificates representing such Executive Stock, and Executive will deliver to the Company a cashier's or certified check or wire transfer of funds in the aggregate amount of $4,826.25 and a promissory note in the form of Exhibit A attached hereto in an aggregate
                                     ---------
principal amount of $50,173.75 (the "Executive Note").
                                     --------------

          (b) Within 30 days after the date hereof, Executive will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Exhibit B attached hereto.
---------

          (c) Until the occurrence of a Sale of the Company or a Public Offering, all certificates evidencing shares of Executive Stock shall be held by the Company for the benefit of the Executive and the other holder(s) of Executive Stock. Upon the occurrence of a Sale of the Company or a Public Offering, the Company will return the certificates for the Executive Stock to the record holders thereof.

          (d) In connection with the purchase and sale of the Executive Stock, Executive represents and warrants to the Company that:

               (i) The Executive Stock to be acquired by Executive pursuant to this Agreement will be acquired for Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Executive Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

               (ii) Executive is an executive officer of the Company, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Executive Stock.

               (iii) Executive is able to bear the economic risk of his investment in the Executive Stock for an indefinite period of time because the Executive Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

               (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Stock and has had full access to such other information concerning the Company as he has requested.

               (v) This Agreement constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

               (vi) Executive has not and will not take any action that will conflict with, violate or cause a breach of any noncompete, nonsolicitation or confidentiality agreement to which Executive is a party to or by which Executive is bound.

               (vii) Executive is a resident of the State of Massachusetts.

          (e) As an inducement to the Company to issue the Executive Stock to Executive, and as a condition thereto, Executive acknowledges and agrees that neither the issuance of the

Executive Stock to Executive nor any provision contained herein shall entitle Executive to remain in the employment of the Company or any of its Subsidiaries or affect the right of the Company to terminate Executive's employment at any time for any reason, subject, however, to the terms of this Agreement.

          (f) Concurrently with the execution of this Agreement, (i) Executive shall execute in blank ten stock transfer powers in the form of Exhibit C
                                                                ---------
attached hereto (the "Stock Powers") with respect to the Executive Stock and
                      ------------
shall deliver such Stock Powers to the Company. The Stock Powers shall authorize the Company to assign, transfer and deliver the shares of Executive Stock to the appropriate acquiror thereof pursuant to Section 3 below or Section 5 of the Stockholders Agreement and under no other circumstances, and (ii) the Executive's spouse shall execute the consent in the form of Exhibit D attached
                                                            ---------
hereto.

          2.   Vesting of Executive Stock.
               --------------------------

          (a) All of the shares of Executive Stock acquired hereunder shall be subject to vesting in the manner specified in this Section 2. Except as otherwise provided in Sections 2(b) and 2(c) below, the Executive Stock will become vested in accordance with the following schedule (the "Vesting
                                                              -------
Schedule"), if as of each such date Executive is still employed by the Company
--------
or any of its Subsidiaries:


               Date                              Cumulative Percentage of
               ----                            Executive Stock to be Vested
                                               ----------------------------

     March 31, 2000                                       20%
     March 31, 2001                                       40%
     March 31, 2002                                       60%
     March 31, 2003                                       80%
     March 31, 2004                                      100%


          (b) After an initial Public Offering, the above Vesting Schedule shall remain effective until the end of the quarter in which the Public Offering occurred (the "Modification Date"), at which time the Vesting Schedule shall be
               -----------------
modified such that, so long as Executive is still employed by the Company or any of its Subsidiaries, the Executive Stock will vest as follows:

               (i) If the Modification Date is June 30, then an additional 5% of Holder Stock will vest on such Modification Date and an additional 5% of Holder Stock will vest on each subsequent September 30, December 31,
     March 31 and June 30 so that the Holder Stock will be 100% vested on March 31, 2004.

               (ii) If the Modification Date is September 30, then an additional 10%
     of Holder Stock will vest on such Modification Date and an additional 5% of Holder Stock will vest on each subsequent December 31, March 31, June 30 and September 30 so that the Holder Stock will be 100% vested on March 31, 2004.

               (iii) If the Modification Date is December 31, then an additional 15% of Holder Stock will vest on such Modification Date and an additional 5% of Holder Stock will vest on each subsequent March 31, June 30, September 30 and December 31 so that the Holder Stock will be 100% vested on March 31, 2004.

               (iv) If the Modification Date is March 31, then an additional 5% of Executive Stock will vest on each subsequent June 30, September 30, December 31 and March 31 so that the Executive Stock will be 100% vested on March 31, 2004.

  (c) Upon the occurrence of a Transaction, all shares of Executive Stock which have not yet vested shall automatically vest one business day prior to the time of such event. The term "Transaction" shall mean (i)
                                                     -----------
          a Sale of the Company or (ii) the liquidation, dissolution or winding up of the Company. Shares of Executive Stock which have become vested are referred to herein as "Vested Shares" and all other
                                                   -------------
          shares of Executive Stock are referred to herein as "Unvested Shares."
                                                               ---------------

          3.   Repurchase Option.
               -----------------

          (a) In the event (i) Executive ceases to be employed by the Company and its Subsidiaries for any reason (the "Separation") or (ii) Executive fails
                                          ----------
to make any principal or interest payment under the Executive Note after such payment becomes due and after giving effect to any applicable grace period (a "Triggering Event"), the Executive Stock (whether held by Executive or one or
 ----------------
more of Executive's transferees, other than the Company and Investors) will be subject to repurchase pursuant to the terms and conditions set forth in this
Section 3 (the "Repurchase Option").
                -----------------

          (b) In the event of a Separation, (i) the purchase price for each Unvested Share of Executive Stock will be Executive's Original Cost for such share and (ii) the purchase price for each Vested Share of Executive Stock will be the Fair Market Value for such share as at the date of the Separation; provided, however, that if Executive's employment is terminated with Cause, the
--------  -------
purchase price for each Vested Share of Executive Stock will be Executive's Original Cost for such share. Notwithstanding anything in this Section 3 to the contrary, upon a Triggering Event (even if there is also a Separation), the purchase price for each share of Executive Stock (whether a Vested Share or Unvested Share) will be Executive's Original Cost for such shares.

          (c) The Company may elect to purchase all or any portion of the Unvested Shares or the Vested Shares by delivering written notice (the "Repurchase Notice") to the holder or holders of the Executive Stock within 120
 -----------------
days after the Separation or Triggering Event. The Repurchase Notice will set forth the number of Unvested Shares and Vested Shares to be acquired from each holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. The number of shares to be repurchased by the Company shall first be satisfied to the extent possible from the shares of Executive Stock held by Executive at the time of delivery of the Repurchase Notice. If the number of shares of Executive Stock then held by Executive is less than the total number of shares of Executive Stock which the Company has elected to purchase, the Company shall purchase the remaining shares elected to be purchased from the other holder(s) of Executive Stock under this Agreement, pro rata according to the number of shares of Executive Stock held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). The number of Unvested Shares and Vested Shares to be repurchased hereunder will be allocated among Executive and the other holders of Executive Stock (if any) pro rata according to the number of shares of Executive Stock to be purchased from such person.

          (d) If for any reason the Company does not elect to purchase all of the Executive Stock pursuant to the Repurchase Option, all other executives who are parties to an agreement with the Company which is substantially similar in form and substance to this Agreement (each a "Senior Manager", and collectively,
                                              --------------
the "Senior Management") on the date of the Separation or Triggering Event and
     -----------------
the Investors shall be entitled to exercise the Repurchase Option for all or any portion of the shares of Executive Stock the Company has not elected to purchase (the "Available Shares"). As soon as practicable after the Company has
      ----------------
determined that there will be Available Shares, but in any event within 90 days after the Separation or Triggering Event, the Company shall give written notice (the "Option Notice") to the Senior Management and Investors setting forth the
      -------------
number of Available Shares and the purchase price for the Available Shares. Senior Management and the Investors may elect to purchase any or all of the Available Shares by giving written notice to the Company within one month after the Option Notice has been given by the Company. If Senior Management and the Investors elect to purchase an aggregate number of shares greater than the number of Available Shares, the Available Shares shall be allocated among Senior Management and the Investors based upon the number of shares of Common Stock owned by each Senior Manager and each Investor on a fully diluted basis. As soon as practicable, and in any event within ten days, after the expiration of the one-month period set forth above, the Company shall notify each holder of Executive Stock as to the number of shares being purchased from such holder by the Senior Management and the Investors (the "Supplemental Repurchase Notice").
                                              ------------------------------
At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of Executive Stock, the Company shall also deliver written notice to each Senior Manager and each Investor setting forth the number of shares such Senior Manager and such Investor is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction. The number of Unvested Shares and Vested Shares to be repurchased hereunder shall be allocated among the Company, Senior Management and the Investors pro rata according to the number of shares of Executive Stock to be purchased by each of them.

          (e) The closing of the purchase of the Executive Stock pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, which date shall not be more than one month nor less than five days after the delivery of the later of either such notice to be delivered. The Company will pay for the Executive Stock to be repurchased by it pursuant to the Repurchase Option with (i) a check or wire transfer of funds for (A) any shares of Executive Stock to be repurchased at Executive's Original Cost and (B) in the case of Executive Stock to be repurchased at Fair Market Value, that portion of such Executive Stock which is equal to the Executive's Original Cost, and (ii) in the case of Executive Stock to be repurchased at Fair Market Value, a subordinate note or notes for that portion of such Executive Stock which exceeds the Executive's Original Cost; it being understood and agreed that such note or notes shall be payable in up to two annual installments beginning on the first anniversary of the closing of such repurchase and bearing interest (payable quarterly) at a rate per annum equal to the prime rate as published in The Wall Street Journal from time to time. Notwithstanding anything
             -----------------------
in this Section 3 to the contrary, any amounts to be paid by the Company with a check or wire transfer of funds pursuant to this Section 3(e) shall first be reduced (on a dollar for dollar basis) by all amounts outstanding under any bona fide debts owed by Executive to the Company. Each Senior Manager and each Investor will pay for the Executive Stock to be purchased by each of them pursuant to the Repurchase Option with a check or wire transfer of funds. The Company, the Senior Management and the Investors will be entitled to receive customary representations and warranties from the sellers regarding each seller's title to such Executive Stock.

          (f) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Executive Stock by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Executive Stock hereunder which the Company is otherwise entitled or required to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

          (g) Notwithstanding anything to the contrary contained in this Agreement, if the Fair Market Value of a share of Executive Stock is finally determined to be an amount at least 10% greater than the per share repurchase price for such share of Executive Stock in the Repurchase Notice or in the Supplemental Repurchase Notice, each of the Company and the Investors shall have the right to revoke its exercise of the Repurchase Option for all or any portion of the Executive Stock elected to be repurchased by it by delivering notice of such revocation in writing to the holders of Executive Stock during the thirty-day period beginning on the date that the Company and/or the Investors are given written notice that the Fair Market Value of a share of Executive Stock was finally determined to be an amount at least 10% greater than the per share repurchase price for Executive Stock set forth in the Repurchase Notice or in the Supplemental Repurchase Notice.

          (h) The provisions of this Section 3 shall terminate with respect to Vested Shares upon consummation of a Public Offering or the occurrence of a Transaction.

          4.   Restrictions on Transfer of Executive Stock.
               -------------------------------------------

          (a)  Transfer of Executive Stock.  The holder of Executive Stock shall
               ---------------------------
not Transfer any interest in any shares of Executive Stock, except pursuant to
(i) the provisions of Section 3 hereof, (ii) the provisions of Section 3 of the Stockholders Agreement (a "Participating Sale"), (iii) an Approved Sale (as
                           ------------------
defined in Section 5 of the Stockholders Agreement), or (iv) the provisions of
Section 4(b) below.

          (b)  Certain Permitted Transfers.  The restrictions in this Section 4
               ---------------------------
will not apply with respect to any Transfer of Executive Stock if made (i) pursuant to applicable laws of descent and distribution or to such Person's legal guardian in the case of any mental incapacity or among such Person's Family Group, or (ii) at a time when (A) the Common Stock of the Company has been trading for at least 45 consecutive days (including the day immediately preceding such Transfer) at a price that exceeds the initial Public Offering price by at least 20% and (B) the Common Stock bid and asked price on the day of such Transfer was at least 20% greater than the initial Public Offering price, but in the case of this clause (ii) only an amount of shares per calender year up to the lesser of (x) the number of Vested Shares owned by Executive at the time of such Transfer and (y) 10% of the total number of shares of Common Stock owned by Executive at the time of the Company's initial Public Offering, or
(iii) at such time as the Investors sell shares of Common Stock in a Public Sale, but in the case of this clause (iii) only an amount of shares (the "Transfer Amount") equal to the lesser of (C) the number of Vested Shares of
----------------
Common Stock owned by Executive at the time of such Transfer and (D) the number of shares of Common Stock owned by Executive multiplied by a fraction (the "Transfer Fraction"), the numerator of which is the number of shares of Common
------------------
Stock sold by the Investors in such Public Sale and the denominator of which is the total number of shares of Common Stock held by the Investors prior to the Public Sale; provided that, if at the time of a Public Sale of shares by the
             -------- ----
Investors, Executive chooses not to Transfer the Transfer Amount, Executive shall retain the right to Transfer an amount of Executive Stock at a future date equal to the lesser of (x) the number of Vested Shares owned by Executive at such future date and (y) the number of shares of Executive Stock owned by Executive at such future date multiplied by the Transfer Fraction; provided
                                                                   --------
further, that at any particular point in time during any given calendar year the
-------
number of shares of Common Stock which the Executive has a right to Transfer pursuant to clause (ii) above shall be reduced by the number of shares of Common Stock which the Executive has Transferred in such calendar year pursuant to clause (iii) above and the number of shares of Common Stock which the Executive has a right to Transfer pursuant to clause (iii) above shall be reduced by the number of shares of Common Stock which the Executive has Transferred in such calendar year pursuant to clause (ii) above. Notwithstanding anything in this
Section 4 to the contrary, the restrictions contained in this Section 4 will continue to be applicable to the Executive Stock after any Transfer of the type referred to in clause (i) and the transferees of such Executive Stock will agree in writing to be bound by the provisions of this Agreement. Any transferee of Executive Stock pursuant to a transfer in accordance with the provisions of this
Section 4(b)(i) is herein referred to as a "Permitted Transferee."  Upon the
                                            --------------------
transfer of Executive Stock pursuant to this Section 4(b), the transferring Executive Stockholder will deliver a written notice (a "Transfer Notice") to the
                                                        ---------------
Company. In the case of a Transfer pursuant to clause (i) hereof, the Transfer Notice will disclose in reasonable detail the identity of the Permitted Transferee(s). In addition, following the completion of an initial Public Offering, Executive, in his sole discretion, may pledge up to $2 million worth of Vested Shares as collateral for a loan so long as the pledgee of such stock and the Executive enter into a pledge agreement in form and substance reasonably satisfactory to the Board of Directors of the Company (the "Board"), pursuant to which pledgee, among other things, agrees that pledgee may only sell such stock in a Public Sale.

          (c)  Termination of Restrictions.  The restrictions set forth in this
               ---------------------------
Section 4 will continue with respect to each share of Executive Stock until the earlier of (i) the date on which such share of Executive Stock has been transferred in a Public Sale permitted by this Section 4, or (ii) the consummation of an Approved Sale.

          5.   Additional Restrictions on Transfer of Executive Stock.
               ------------------------------------------------------

          (a)  Legend.  The certificates representing the Executive Stock will
               ------
bear a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF MAY 21, 1999, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE
                                              ---
     SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A SENIOR MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND AN EXECUTIVE OF THE COMPANY DATED AS OF MAY 21, 1999. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

          (b)  Opinion of Counsel.  No holder of Executive Stock may sell,
               ------------------
transfer or dispose of any Executive Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an written notice describing in reasonable detail the proposed transfer, together with an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer. In addition, if the holder of the Executive Stock delivers to the Company an opinion of counsel that no subsequent transfer of such Executive Stock shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Executive Stock which do not bear the Securities Act portion of the legend set forth in Section 5(a). If the Company is not required to deliver new certificates for such Executive Stock not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section 5.

                       PROVISIONS RELATING TO EMPLOYMENT

          6.   Employment.  The Company agrees to employ Executive and Executive
               ----------
accepts such employment for the period beginning as of the date hereof and ending upon his separation pursuant to Section 6(c) hereof (the "Employment
                                                                 ----------
Period").
------

          (a)  Position and Duties.
               -------------------

     During the Employment Period, Executive shall serve as Chief Technology Officer of the Company and shall have the normal duties, responsibilities and authority of such office subject to the power of the President and Chief Executive Officer of the Company (the "President") to expand or limit
                                                  ----------
     such duties, responsibilities and authority.

               (ii) Executive shall report to the President and Executive shall devote his best efforts and his full business time and attention to the business and affairs of the Company and its subsidiaries.

          (b)  Salary, Bonus and Benefits.  During the Employment Period, the
               --------------------------
Company will pay the Executive a base salary (the "Annual Base Salary") of
                                                   ------------------
$200,000 per annum, subject to any increase as determined by the President. Notwithstanding the foregoing, the Executive's Annual Base Salary shall be $160,000 per annum until the Company determines (i) that its EBITDA for the previous 30 days has been sufficient to cover an increase in the Executive's Annual Base Salary from $160,000 to $200,000 together with any increases in the annual base salary of the Company's other executives as required by such executives' respective management agreements, and (ii) that its pro forma projections for the next 12 months show that the Company's EBITDA is likely to continue to be sufficient to cover such increases. Executive's Annual Base Salary for any partial year will be prorated based upon the number of days elapsed in such year. During the Employment Period, the Executive shall also be eligible for an annual bonus in an amount not to exceed 35% of Executive's then applicable Annual Base Salary for such year; such bonus to be determined by the President based upon the Company's achievement of budgetary and other objectives set by the President. In addition, during the Employment Period, the Company will provide the Executive with (i) medical insurance benefits, and (ii) such other benefits approved by the President and made available to the Company's senior management.

          (c)  Events of Separation.  The Employment Period will continue until
               --------------------
Executive's resignation, disability (as determined by the President in his good faith judgment) or death or until the President decides to terminate Executive's employment.

          (d)  Separation Without Cause; Resignation for Good Reason.  In the
               -----------------------------------------------------
event that (i) the Company terminates the Executive's employment without Cause or (ii) the Executive resigns from his position with the Company for Good Reason, then the Executive shall be entitled to the following:

               (i) the Company shall pay to the Executive, in a lump sum with in 15 days after such termination or resignation, an amount equal to the sum of (A) any unpaid base salary owed to the Executive for services performed prior to such termination, plus (B) the amount of any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) and any accrued vacation pay, in each case to the extent not previously paid (the obligations set forth in clauses (A) and (B) are collectively referred to herein as the "Accrued
                                                                     -------
     Obligations");
     -----------

               (ii) the Company shall pay each month to the Executive, beginning on the date of the first normal executive payroll of the Company that occurs more than 30 days after such termination or resignation, an amount equal to one-twelfth (1/12) of the Executive's Annual Base Salary as of the date immediately before such termination or resignation; provided
                                                                     --------
     however, that such payments shall immediately cease upon the earliest to
     -------
     occur of (x) the Executive's death and (y) the six month anniversary of such termination or resignation. Notwithstanding anything in this Section 6(d) to the contrary, in the event that the Executive becomes employed with another employer, then the payments to be made by the Company pursuant to this Section 6(d)(ii) shall be reduced (on a dollar for dollar basis) in an amount equal to the cash compensation received by Executive from such employer; and

               (iii) the Company shall continue to provide medical insurance benefits to the Executive and to the Executive's family at least equal to those medical insurance benefits that would have been provided to them in the absence of such termination or resignation; provided however, that such
                                                     -------- -------
     payments shall immediately cease upon the earliest to occur of (x) the Executive's death and (y) the six month anniversary of such termination or resignation. Notwithstanding anything in this Section 6(d) to the contrary, in the event that the Executive becomes employed with another employer and is eligible for medical insurance benefits under another employer-provided plan, then the medical insurance benefits to be provided by the Company pursuant to this Section 6(d)(iii) shall be reduced to the extent that the Executive and his family is eligible to receive medical insurance benefits under such other employer-provided plan.

          (e)  Other Separations.  In the event of a Separation other than a
               -----------------
termination by the Company without cause or a resignation by the Executive for Good Reason, the Company shall pay to the Executive (or his estate, if applicable), in a lump sum in cash within 15 days after such Separation, an amount equal to any Accrued Obligations.

          7.   Confidential Information.  Executive acknowledges that the
               ------------------------
information, observations and data obtained by him during the course of his performance under this Agreement concerning the business and affairs of the Company and its affiliates are the property of the

Company, including information concerning acquisition opportunities in or reasonably related to the Company's business or industry of which Executive becomes aware during the Employment Period. Therefore, Executive agrees that he will not disclose to any unauthorized person or use for his own account any of such information, observations or data without the Company's written consent, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Executive's acts or omissions to act. Executive agrees to deliver to the Company at a Separation, or at any other time the Company may request in writing, all memoranda, notes, plans, records, reports and other documents (and copies thereof) relating to the business of the Company and its affiliates (including, without limitation, all acquisition prospects, lists and contact information) which he may then possess or have under his control.

          8.   Noncompetition and Nonsolicitation.   Executive acknowledges
               ----------------------------------
that in the course of his employment with the Company he will become familiar with the Company's and its Subsidiaries' trade secrets and with other confidential information concerning the Company and such Subsidiaries and that his services will be of special, unique and extraordinary value to the Company. Therefore, Executive agrees that:

          (a)  Noncompetition.  During the Employment Period and for a period of
               --------------
one year thereafter (the "Noncompete Period"), Executive shall not, within the
                          -----------------
United States, directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in any business competing with the businesses of the Company or its Subsidiaries or any business in which the Company or any of its Subsidiaries has requested and received information relating to the acquisition of such business by the Company and the Subsidiaries prior to the Separation; provided that passive ownership of less
                                      --------
than 5% of the outstanding stock of any publicly-traded corporation shall not, in and of itself, be deemed to violate this Section 8(a); provided further that
                                                          --------
if the Executive's Employment with the Company is terminated by the Company without Cause or the Executive resigns for Good Reason within a twenty four month period a following a Sale of the Company, the one year period referenced above shall be shortened to a six month period.

          (b)  Nonsolicitation.  During the Noncompete Period, Executive shall
               ---------------
not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company or its Subsidiaries to leave the employ of the Company or such Subsidiary, or in any way interfere with the relationship between the Company and any Subsidiary and any employee thereof, (ii) hire any person who was an employee of the Company and any Subsidiary within 180 days prior to the time such employee was hired by the Executive, (iii) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company and any Subsidiary to cease doing business with the Company or such Subsidiary or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company and any Subsidiary or (iv) directly or indirectly acquire or attempt to acquire an interest in any business relating to the business of the Company and any Subsidiary and with which the Company and any Subsidiary has entertained discussions or has requested and received information relating to the acquisition of such business by the Company and any Subsidiary in the two-year period immediately preceding a Separation.

          (c)  Enforcement.  If, at the time of enforcement of Section 7 or this
               -----------
Section 8, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum duration, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum duration, scope and area permitted by law. Because Executive's services are unique and because Executive has access to confidential information, the parties hereto agree that money damages would be an inadequate remedy for any breach of this Agreement. Therefore, in the event a breach or threatened breach of this Agreement, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security).

          (d)  Additional Acknowledgments.  Executive acknowledges that the
               --------------------------
provisions of this Section 8 are in consideration of: (i) employment with the Company, (ii) the issuance of the Executive Stock and (iii) additional good and valuable consideration as set forth in this Agreement. In addition, Executive agrees and acknowledges that the restriction contained in Section 7 and this
Section 8 do not preclude Executive from earning a livelihood, nor do they unreasonably impose limitations on Executive's ability to earn a living. In addition, Executive agrees and acknowledges that the potential harm to the Company of the non-enforcement of Section 7 and this Section 8 outweighs any potential harm to Executive of its enforcement by injunction or otherwise. Executive acknowledges that he has carefully read this Agreement and has given careful consideration to the restraints imposed upon Executive by this Agreement, and is in full accord as to their necessity for the reasonable and proper protection of confidential and proprietary information of the Company now existing or to be developed in the future. Executive expressly acknowledges and agrees that each and every restraint imposed by this Agreement is reasonable with respect to subject matter, time period and geographical area.

                              GENERAL PROVISIONS

          10.  Definitions.
               -----------

          "Affiliate" of an Investor means any direct or indirect general or
           ---------
limited partner of such Investor, or any employee or owner thereof, or any other person, entity or investment fund controlling, controlled by or under common control with such Investor, and will include, without limitation, its owners and employees.

          "Cause" means (i) the commission of a felony or a crime involving
           -----
moral turpitude or the commission of any other act or omission involving dishonesty or fraud with respect to the

Company or any of its Subsidiaries or any of their customers or suppliers, (ii) conduct which brings the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (iii) substantial and repeated failure to perform duties of the office held by Executive as reasonably directed by the President,
(iv) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or (v) any material breach of Section 6(a)(ii), 7 or 8 of this Agreement.

          "Closing" shall have the meaning set forth in the Purchase Agreement.
           -------

          "EBITDA" means, for any period, the Company's earnings before
           ------
interest, taxes, depreciation and amortization for such period, determined on a consolidated basis in accordance with GAAP.

          "Executive's Family Group" means Executive's spouse and descendants
           ------------------------
(whether natural or adopted), any trust solely for the benefit of Executive and/or Executive's spouse and/or descendants and any retirement plan for the Executive.

          "Executive Stock" will continue to be Executive Stock in the hands of
           ---------------
any holder other than Executive (except for the Company and the Investors and except for transferees in a Public Sale), and except as otherwise provided herein, each such other holder of Executive Stock will succeed to all rights and obligations attributable to Executive as a holder of Executive Stock hereunder. Executive Stock will also include shares of the Company's capital stock issued with respect to Executive Stock by way of a stock split, stock dividend or other recapitalization. Notwithstanding the foregoing, all Unvested Shares shall remain Unvested Shares after any Transfer thereof.

          "Fair Market Value" of each share of Executive Stock means the average
           -----------------
of the closing prices of the sales of such Executive Stock on all securities exchanges on which such Executive Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such Executive Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such Executive Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time such Executive Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value will be the fair value of such Executive Stock as determined in good faith by the Board. If the Executive reasonably disagrees with such determination, the Executive shall deliver to the Board a written notice of objection within ten days after delivery of the Repurchase Notice (or if no Repurchase Notice is delivered, then within ten days after delivery of the Supplemental Repurchase Notice). Upon receipt of the Executive's written notice of objection, the

Board and the Executive will negotiate in good faith to agree on such Fair Market Value. If such agreement is not reached within 30 days after the delivery of the Repurchase Notice (or if no Repurchase Notice is delivered, then within 30 days after the delivery of the Supplemental Repurchase Notice), Fair Market Value shall be determined by an appraiser jointly selected by the Board and the Executive, which appraiser shall submit to the Board and the Executive a report within 30 days of its engagement setting forth such determination. If the parties are unable to agree on an appraiser within 45 days after delivery of the Repurchase Notice or the Supplemental Repurchase Notice, within seven days, each party shall submit the names of four nationally recognized investment banking firms, and each party shall be entitled to strike two names from the other party's list of firms, and the appraiser shall be selected by lot from the remaining four investment banking firms. The expenses of such appraiser shall be borne by the party whose Fair Market Value determination when subtracted from the appraiser's determination of Fair Market Value has the greater absolute value; provided that, in the event that there is no difference between each party's absolute value, then the expenses of such appraiser shall be shared equally by the parties. The determination of such appraiser as to Fair Market Value shall be final and binding upon all parties.

          "GAAP" means United States generally accepted accounting principles as
           ----
in effect from time to time.

          "Good Reason" means an action by the Company which results in (i) a
           -----------
significant diminution of the duties of Executive from the standard duties of senior executives of companies comparable to the Company, or (ii) a reduction of the Executive's Annual Base Salary.

          "Original Cost" means, with respect to each share of Common Stock
           -------------
purchased hereunder, $.50 (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

          "Person" means an individual, a partnership, a limited liability
           ------
company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Public Offering" means the sale in an underwritten public offering
           ---------------
registered under the Securities Act of shares of the Company's Common Stock approved by the Board.

          "Public Sale" means (i) any sale pursuant to a registered public
           -----------
offering under the Securities Act or (ii) any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker (other than pursuant to Rule 144(k) prior to a Public Offering).

          "Sale of the Company" means any transaction or series of transactions
           -------------------
pursuant to which any person(s) or entity(ies) other than the Investor and its Affiliates in the aggregate acquire(s)

(i) capital stock of the Company possessing the voting power (other than voting rights accruing only in the event of a default, breach or event of noncompliance) to elect a majority of the Company's board of directors (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's capital stock, shareholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Stockholders Agreement" means the Stockholders Agreement of even date
           ----------------------
herewith among the Company and certain of its stockholders.

          "Subsidiary" means any corporation of which the Company owns
           ----------
securities having a majority of the ordinary voting power in electing the board of directors directly or through one or more subsidiaries.

          "Transfer" means to sell, transfer, assign, pledge or otherwise
           --------
dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

          11.  Notices.  Any notice provided for in this Agreement must be in
               -------
writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

          If to the Company:
          -----------------

               ZEFER Corp.
               105 South Street
               Boston, MA 02111
               Attention: President

               with copies to:
               --------------

               GTCR Fund VI, L.P.
               GTCR VI Executive Fund, L.P.
               GTCR Associates VI
               c/o GTCR Golder Rauner, L.L.C.
               6100 Sears Tower
               Chicago, Illinois 60606-6402
               Attention: Philip A. Canfield
                          Timothy P. McAdam

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois 60601
               Attention: Stephen L. Ritchie

               Hale and Dorr LLP
               60 State Street
               Boston, Massachusetts 02109
               Attention: David E. Redlick

          If to the Executive:
          -------------------

               Mr. Frank Torbey
               321 Wianno Avenue
               Osterville, MA 02655

          If to the Investors:
          -------------------

               GTCR Fund VI, L.P.
               GTCR VI Executive Fund, L.P.
               GTCR Associates VI
               c/o GTCR Golder Rauner, L.L.C.
               6100 Sears Tower
               Chicago, Illinois 60606-6402
               Attention: Philip A. Canfield
                          Timothy P. McAdam

               with a copy to:
               --------------

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois 60601
               Attention: Stephen L. Ritchie

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

          12.  General Provisions.
               ------------------

          (a)  Expenses.  The Company agrees to pay the reasonable legal
               --------
expenses of the

Executive incurred in connection with the negotiation and execution of this Agreement. In addition, expenses (including reasonable attorneys' fees) incurred by the Executive in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding, unless otherwise determined by the Outside Directors (as defined in that certain Stockholders Agreement, dated as of March 23, 1999, by and among the Company, the Investors, the Executive and certain other stockholders), upon receipt of an undertaking by or on behalf of the Executive to repay such amount if it shall ultimately be determined that the Executive is not entitled to indemnification by the Company.

          (b)  Transfers in Violation of Agreement.  Any Transfer or attempted
               -----------------------------------
Transfer of any Executive Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Stock as the owner of such stock for any purpose.

          (c)  Severability.  Whenever possible, each provision of this
               ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (d)  Complete Agreement.  This Agreement, those documents expressly
               ------------------
referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (e)  Counterparts.  This Agreement may be executed in separate
               ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (f)  Successors and Assigns.  Except as otherwise provided herein,
               ----------------------
this Agreement shall bind and inure to the benefit of and be enforceable by Executive, the Company, the Investors and their respective successors and assigns (including subsequent holders of Executive Stock); provided that the rights and obligations of Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Stock hereunder.

          (g)  Choice of Law.  The laws of Delaware shall govern all issues
               -------------
concerning the relative rights of the Company and its stockholders and all other questions concerning the construction, validity and interpretation of this Agreement, without giving effect to any choice of law or other conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          (h)  Remedies.  Each of the parties to this Agreement (including the
               --------
Investors) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (i)  Amendment and Waiver.  The provisions of this Agreement may be
               --------------------
amended and waived only with the prior written consent of the Company, the Executive and the Majority Holders (as defined in the Purchase Agreement).

          (j)  Insurance.  The Company, at its discretion, may apply for and
               ---------
procure in its own name and for its own benefit life and/or disability insurance on Executive in any amount or amounts considered available. Executive agrees to cooperate in any medical or other examination, supply any information, and to execute and deliver any applications or other instruments in writing as may be reasonably necessary to obtain and constitute such insurance. Executive hereby represents that he has no reason to believe that his life is not insurable at rates now prevailing for healthy men of his age.

          (k)  Business Days.  If any time period for giving notice or taking
               -------------
action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

          (l)  Indemnification and Reimbursement of Payments on Behalf of
               ----------------------------------------------------------
Executive. The Company and its Subsidiaries shall be entitled to deduct or
---------
withhold from any amounts owing from the Company or any of its Subsidiaries to the Executive any federal, state, local or foreign withholding taxes, excise taxes, or employment taxes ("Taxes") imposed with respect to the Executive's
                             -----
compensation or other payments from the Company or any of its Subsidiaries or the Executive's ownership interest in the Company, including, without limitation, wages, bonuses, dividends, the receipt or exercise of stock options and/or the receipt or vesting of restricted stock. The Executive shall indemnify the Company and its Subsidiaries for any amounts paid with respect to any such Taxes, together with any interest, penalties and related expenses thereto.

          (m)  Termination.  This Agreement (except for the provisions of
               -----------
Section7) shall survive a Separation and shall remain in full force and effect after such Separation.

          (n)  Generally Accepted Accounting Principles; Adjustments of Numbers.
               ----------------------------------------------------------------
Where any accounting determination or calculation is required to be made under this Agreement or the exhibits hereto, such determination or calculation (unless otherwise provided) shall be made in accordance with generally accepted accounting principles, consistently applied, except that if because of a change in generally accepted accounting principles the Company would have to alter a previously utilized accounting method or policy in order to remain in compliance with generally accepted accounting principles, such determination or calculation shall continue to be made in accordance with the Company's previous accounting methods and policies. All numbers set forth herein which refer to share prices or amounts will be appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and other recapitalizations affecting the subject class of stock.

          (o)  Deemed Transfer of Executive Stock.  If the Company (and/or the
               ----------------------------------
Investors and/or any other Person acquiring securities) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Executive Stock to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Company (and/or the Investors and/or any other Person acquiring securities) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

          (p)  No Pledge or Security Interest.  The purpose of the Company's
               ------------------------------
retention of the Executive's stock certificates and executed stock powers is solely to facilitate the repurchase provisions set forth in Section 3 herein and does not constitute a pledge by the Executive of, or the granting of a security interest in, the underlying stock.

          (q)  Rights Granted to GTCR and its Affiliates.  Any rights granted to
               -----------------------------------------
GTCR and its Affiliates hereunder may also be exercised (in whole or in part) by its designees (which may be Affiliates).

                               *   *   *   *   *

          IN WITNESS WHEREOF, the parties hereto have executed this Senior Management Agreement on the date first written above.

                              ZEFER CORP.

                              By: /s/ Sean W. Mullaney
                                 --------------------------------
                              Its: General Counsel
                                   ------------------------------

                              /s/ Frank Torbey
                              -----------------------------------
                              Frank Torbey
Agreed and Accepted:

GTCR FUND VI, L.P.

By:  GTCR Partners VI, L.P.
Its: General Partner

By:  GTCR Golder Rauner, L.L.C.
Its: General Partner

By: /s/ [LLEGIBLE]^^
    ----------------------------------
Name: ________________________________
Its: Principal

GTCR VI EXECUTIVE FUND, L.P.

By:  GTCR Partners VI, L.P.
Its: General Partner

By:  GTCR Golder Rauner, L.L.C.
Its: General Partner

By:  /s/ [ILLEGIBLE]^^
     ---------------------------------
Name: _________________________________
Its:  Principal

GTCR ASSOCIATES VI

By:  GTCR Partners VI, L.P.
Its: Managing General Partner

By:  GTCR Golder Rauner, L.L.C.
Its: General Partner

By:  /s/ [ILLEGIBLE]^^
     --------------------------------
Name: _______________________________
Its:  Principal

EXHIBIT A
---------

                                PROMISSORY NOTE
                                ---------------

May 21, 1999                                                          $50,600.00


          Frank Torbey ("Maker") hereby promises to pay to the order of ZEFER
                         -----
Corp. (the "Company"), the principal amount of $50,600.00 together with interest
            -------
thereon calculated from the date hereof in accordance with the provisions of this Note.

          This Note is the Executive Note referred to in the Senior Management Agreement, dated as of the date hereof, between the Company and Maker (the "Management Agreement"). Section 1(a) of the Management Agreement contains
 --------------------
provisions for the issuance of this Note upon the terms and conditions specified herein. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Management Agreement.

     1.   Interest. Interest shall accrue on the outstanding principal amount of
          --------
this Note at a rate equal to the lesser of (i) 5% per annum or (ii) the highest rate permitted by applicable law, compounded annually on each anniversary of the date hereof.

     2.   Payment on Note.
          ---------------

          (a)  Term.  Subject to Section 2(b) below, the entire principal amount
               ----
of this Note and all accrued interest thereon shall be due and payable on the fifth anniversary of the date hereof.

          (b)  Mandatory Prepayments.  Notwithstanding anything in Section 2(a)
               ---------------------
to the contrary, Maker shall make the following mandatory prepayments:

               (i) Upon the purchase of Stock from time to time by the Investors pursuant to Section 1B(b) of the Purchase Agreement dated March 23, 1999 by and among the Company and the Investors, as amended from time to time (the "Purchase Agreement"), Maker shall make a payment of principal
                   ------------------
     in an amount equal to the product of (A) $55,000, multiplied by (B) the
                                                       -------------
     quotient of (x) the amount paid to the Company in connection with such purchase of Stock by Investors, divided by (y) $100,000,000, plus all
                                     ----------
     accrued interest on such principal amount (or such lesser principal amount then outstanding). For purposes hereof, "Stock" shall have the meaning set
                                              -----
     forth in the Purchase Agreement.

               (ii) In the event Maker receives any net cash proceeds (A) in connection with the payment of a dividend or other distribution by the Company or (B) relating to any other transaction or series of transactions in which Maker sells any of the Holder Stock, Maker shall prepay any amounts owed pursuant to this Note by applying all of such proceeds first,
                                                                         -----
     to any accrued interest and second, to any principal then outstanding.
                                 ------
     Upon a Sale of the Company, Maker shall pay the entire principal amount then outstanding and any accrued interest to the Company. For purposes hereof, a "Sale of the Company" and "Executive Stock" shall have the
                -------------------       ---------------
     meanings set forth in the Senior Management Agreement.

          (c)  Optional Prepayments.  Maker may, at any time and from time to
               --------------------
time without premium or penalty, prepay all of the outstanding principal amount of the Note; provided that any prepayment will be accompanied by a payment of accrued interest on the portion being prepaid.

          (d)  Right of Offset.  Upon an Event of Default (as described in
               ---------------
Section 3 hereof) or the Company's repurchase of Executive Stock pursuant to
Section 3(e) of the Management Agreement, the Company shall be entitled to offset any amounts owed to the Company by the Maker, now existing or hereinafter arising, pursuant to this Note against any amounts payable by the Company to the Maker pursuant to and as set forth in the Management Agreement between the Company and the Maker.

     3.   Events of Default.
          -----------------

          (a)  Definition.  For purposes of this Note, an Event of Default shall
               ----------
be deemed to have occurred if:

          (i) Maker fails to pay (A) within 30 days after the date when due, the full amount of interest then accrued or (B) when due, the full amount of any principal payment; or

          (ii) Maker makes an assignment for the benefit of creditors or admits in writing his inability to pay his debts generally as they become due; or an order, judgment or decree is entered adjudicating Maker bankrupt or insolvent; or any order for relief with respect to Maker is entered under the Federal Bankruptcy Code; or Maker petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of any substantial part of Maker's assets, or commences any proceeding relating to Maker under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against Maker and either (A) Maker by any act indicates its approval thereof, consent thereto or acquiescence therein or (B) such petition, application or proceeding is not dismissed within 60 days.

          (b)  Consequences of Events of Default.
               ---------------------------------

          If an Event of Default of the type described in subparagraph 3(a)(ii) has occurred the aggregate principal amount of the Note (together with all accrued interest thereon and all other amounts payable in connection therewith) shall become immediately due and payable without any action on the part of the Company, and Maker shall immediately pay to the Company all amounts due and payable with respect to the Note.

          If an Event of Default of the type described in subparagraph 3(a)(i) has occurred and continued for 5 days, the Company may declare all or any portion of the outstanding principal amount of the Note (together with all accrued interest thereon and all other amounts due in connection therewith) due and payable and demand immediate payment of all or any portion of the outstanding principal amount of the Note.

          Maker, or his successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest and demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the Company may accept security for this Note or release security for this Note, all without in any way affecting the liability of Maker hereunder.

          In the event that Maker fails to pay any amounts due hereunder when due, Maker shall pay to the Company, in addition to such amounts due, all costs of collection, including reasonable attorneys fees.

     4.   Amendment and Waiver.  Except as otherwise expressly provided herein,
          --------------------
the provisions of the Note may be amended and Maker may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if Maker has obtained the written consent of the Company.

     5.   Cancellation.  After all principal and accrued interest at any time
          ------------
owed on this Note has been paid in full, this Note shall be surrendered to Maker for cancellation and shall not be reissued.

     6.   Place of Payment.  Payments of principal and interest are to be
          ----------------
delivered to the Company at the following address:

               ZEFER Corp.
               105 South Street
               Boston, MA 02111
               Attention: Chief Financial Officer

or to such other address or to the attention of such other person as specified by prior written notice to Maker.

     7.   Usury Laws.  It is the intention of the Company and Maker to conform
          ----------
strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. If the maturity of this Note is accelerated by reason of an election by the Company resulting from an Event of Default, voluntary prepayment by Maker or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from the date hereof until payment, and any interest in excess of the maximum amount permitted by law shall be canceled automatically and, if theretofore paid, shall at the option of the Company either be rebated to Maker or credited on the principal amount of this Note, or if this Note has been paid, then the excess shall be rebated to Maker. The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for, chargeable, or receivable under this Note shall under no circumstances exceed the maximum legal rate upon the unpaid principal balance of this Note remaining unpaid from time to time. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to Maker or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to Maker.

     8.   Governing Law.  This Note is made under and governed by the internal
          -------------
law, not the laws of conflicts, of the State of Delaware.

                           *     *     *     *     *

          IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first above written.



                                      /s/ Frank Torbey
                                   ---------------------------
                                   Frank Torbey - Maker

                                                                       EXHIBIT B
                                                                       ---------

                                                                    May 21, 1999


                      ELECTION TO INCLUDE STOCK IN GROSS
                    INCOME PURSUANT TO SECTION 83(b) OF THE
                             INTERNAL REVENUE CODE

          The undersigned purchased shares of Common Stock, par value $.01 per share (the "Shares"), of ZEFER Corp.(the "Company") on May 21, 1999 (the
            ------                        -------
"Closing Date").  Under certain circumstances, the Company has the right to
 ------------
repurchase certain of the Shares at cost from the undersigned (or from the holder of the Shares, if different from the undersigned) should the undersigned cease to be employed by the Company and its subsidiaries or upon certain other events. Hence, the Shares are subject to a substantial risk of forfeiture and are non-transferable. The undersigned desires to make an election to have the Shares taxed under the provision of Code (S)83(b) at the time he purchased the Shares.

          Therefore, pursuant to Code (S)83(b) and Treasury Regulation (S)1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 1999 the excess (if any) of the Shares' fair market value on May 21, 1999 over the purchase price thereof.

          The following information is supplied in accordance with Treasury Regulation (S)1.83-2(e):

          1.   The name, address and social security number of the undersigned:

               Social Security Number:
                                      ------------

          2.   A description of the property with respect to which the election
is being made:        shares of Common Stock, par value $.01 per share, of the
Company.

          3.   The date on which the property was transferred           . The
taxable year for which such election is made: calendar year     .

          4. The restrictions to which the property is subject: If during the first five years after the Closing Date, the undersigned ceases to be employed by the Company or any of its subsidiaries, the unvested portion of the Shares will be subject to repurchase by the Company at cost. 20% of the Shares become vested shares on each of the first five annual anniversaries of the Closing Date.

          5. The fair market value on May 21, 1999 of the property with respect to which the election is being made, determined without regard to any
lapse restrictions:     per share of Common Stock.

          6.  The amount paid for such property:     per share of Common Stock.

          A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations (S)1.83-2(e)(7).

Dated: May 21, 1999


                                         ----------------
                                         Frank Torbey

                                                                       EXHIBIT C
                                                                       ---------


                     ASSIGNMENT SEPARATE FROM CERTIFICATE
                     ------------------------------------

          FOR VALUE RECEIVED, Frank Torbey does hereby sell, assign and transfer unto _______________, _____________ shares of the Common Stock, par value $.01 per share, of Zefer Corp., a Delaware corporation (the "Corporation"), standing
                                                        -----------
in the undersigned's name on the books of the Corporation represented by Certificate Nos. _________ herewith and does hereby irrevocably constitute and appoint each principal of GTCR Golder Rauner, L.L.C. (acting alone or with one or more other such principals) as attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:_________ __, _____
                                             __________________
                                             Frank Torbey

                                                                       EXHIBIT D
                                                                       ---------

                                SPOUSAL CONSENT
                                ---------------

          The undersigned spouse of the Executive hereby acknowledges that I have read the foregoing Senior Management Agreement and Stockholders Agreement and Registration Agreement referred to therein, each executed by the Executive and dated as of the date hereof, and that I understand their contents. I am aware that the foregoing Senior Management Agreement and Stockholders Agreement and Registration Agreement provide for the repurchase of my spouse's securities under certain circumstances and/or impose other restrictions on such securities (including, without limitation, the transfer restriction thereof). I agree that my spouse's interest in these securities is subject to these restrictions and any interest that I may have in such securities shall be irrevocably bound by these agreements and further, that my community property interest, if any, shall be similarly bound by these agreements.


                                                    Date:
                         ------------------------
                         Spouse's
                         Name:
                               ------------------

                                                    Date:
                         ------------------------
                         Witness'
                         Name: Sean Mullaney
                               ------------------